Exhibit 10.10

AMENDMENT NO. 2

to

STOCK PURCHASE AGREEMENT

THIS AMENDMENT (this “Amendment”), is entered into as of June 25, 2024, by and among ASTRANA HEALTH MANAGEMENT, INC., a California corporation f/k/a NETWORK MEDICAL MANAGEMENT, INC. (“Buyer”); RONALD BRANDT (“Ron

Brandt”) and ALLISON BRANDT (“Allison Brandt”), each in their individual capacities (as, the “Beneficial Owners”) and in their capacities as Co-Trustees of the Ronald Lee Brandt and Allison Leigh Brandt Family Trust dated December 16, 2003 (the “Equityholder”); and I HEALTH, INC., a California corporation (the “Company”). The Buyer, the Company, the Beneficial Owners and the Equityholder are referred to collectively herein as the “Parties” and, each individually, as a “Party”).

WHEREAS, the Buyer Parties, the Beneficial Owners, the Company and the Equityholder are parties to that certain Stock Purchase Agreement (as amended, the “Agreement”), dated as of November 7, 2023;

WHEREAS, the Buyer Parties, the Beneficial Owners, the Company and the Equityholder are parties to that certain Amendment No. 1 to Stock Purchase Agreement, dated as of March 31, 2024;

WHEREAS, pursuant to Section 10.5 of the Agreement, the Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto; and

WHEREAS, capitalized terms used and not defined elsewhere in this Amendment shall have the meanings given them in the Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. The last sentence of Section 1.5 (Holdback Amount) shall be deleted in its entirety and replaced as follows:

“Within two (2) Business Days following receipt of the Holdback Amount, the Company will enter into a promissory note with Apollo Care (in the same form as the Note) having a principal amount equal to any positive Purchase Price Adjustment Amount and remit the same to Apollo Care.”

Section 2.The definition of “Net Contingent Payment included in Section 1.6(d) (Purchase Price Adjustment) shall be deleted in its entirety and replaced as follows:

“ “Net Contingent Payment” means an amount equal to (i) the amount of cash received by the Company after the Closing Date pursuant to that certain Services Agreement (as amended, the “CFC Services Agreement”), by and among the Company, AHMS, Ron Brandt and CFC IPA, plus (ii) the amount of cash received by the Company after the Closing Date and through June [30], 2024 including, but not limited to Aero CA, LLC, minus (iii) the amount of Taxes payable with respect to clauses (i) and (ii).

Section 3. Continuation of Agreement. As of and after the date hereof, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, “hereby” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment. The Agreement, as amended hereby, shall continue in full force and effect. Except as expressly amended by this Amendment, the Agreement is hereby ratified and confirmed in all respects.

Section 4. Governing Law. This Amendment shall be governed in all respects in accordance with the provisions of Section 10.7 of the Agreement.

Section 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed, shall be deemed to be an original and all of which together will be deemed to be one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties are not signatory to the original or the same counterpart. For purposes of this Amendment, facsimile signatures and electronically delivered signatures shall be deemed originals.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BUYER:

ASTRANA HEALTH MANAGEMENT, INC.

By:	/s/ Chandan Basho
Name:	Chandan Basho
Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to Stock Purchase Agreement]

IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment as of the date first above written.

COMPANY:

I HEALTH, INC.

By:	/s/ Ronald Brandt
Name:	Ronald Brandt
Title:	Chief Executive Officer

BENEFICIAL OWNERS:

/s/ Ronald Brandt
RONALD BRANDT

/s/ Allison Brandt
ALLISON BRANDT

EQUITYHOLDER:

RONALD LEE BRANDT AND ALLISON LEIGH BRANDT FAMILY TRUST DATED DECEMBER 16, 2003

/s/ Ronald Brandt
Ronald Brandt, Co-Trustee

/s/ Allison Brandt
Allison Brandt, Co-Trustee

[Signature Page to Amendment No. 2 to Stock Purchase Agreement]